ADVANCED SERIES TRUST

AST Small-Cap Growth Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2024

This supplement should be read in conjunction with the Summary Prospectus for the AST Small-Cap Growth Portfolio (the Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, and Investment Strategy Change

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) new subadvisory agreements with Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC to serve as subadvisers to the Portfolio alongside Driehaus Capital Management LLC; (ii) changing the name of the Portfolio to the “AST Small-Cap Equity Portfolio”; (iii) revising the principal investment strategy of the Portfolio; and (iv) revisions to the Portfolio’s management fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about December 16, 2024.

In addition, the Board approved, subject to shareholder approval, the reorganization of the AST Small-Cap Value Portfolio, also a series of the Trust, into the Portfolio (the Reorganization). The above changes are contingent on approval of the Reorganization by shareholders of AST Small-Cap Value Portfolio.

If the Reorganization is approved, more detailed information will be provided in a supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI in November 2024.

The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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